Exhibit 99.1

CF Acquisition Corp. V Announces Adjournment of Special Meeting

New York, New York, December 20, 2021 - CF Acquisition Corp. V (Nasdaq: CFFV, “CF V”), announced today that it convened and then adjourned, without conducting any other business, CF V’s special meeting of stockholders (the “Special Meeting”) held on December 20, 2021. The Special Meeting has been adjourned until Thursday, December 30, 2021 at 9:00 a.m. Eastern Time, to allow CF V additional time to continue discussions regarding potential additional financing for the post-combination company.

The Special Meeting is being held to vote on the Business Combination Proposal as described in CF V’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2021, relating to its proposed business combination with Nettar Group Inc. (d/b/a Satellogic) (the “Company”).

Important Information and Where to Find It

This communication relates to a proposed transaction between CF V, Satellogic Inc. (“PubCo”) and the Company. In connection with the transaction described herein, CF V and/or PubCo has filed materials with the SEC, including an effective registration statement on Form F-4, which includes a proxy statement/prospectus. CF V and/or PubCo may also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CF V are urged to read the F-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF V through the website maintained by the SEC at www.sec.gov or by directing a request to CF V to 110 East 59th Street, New York, NY 10022 or via email at CFV@cantor.com.

Participants in the Solicitation

CF V, PubCo and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF V’s stockholders in connection with the proposed transaction. Information about CF V’s directors and executive officers and their ownership of CF V’s securities is set forth in CF V’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the section entitled “Important Information and Where to Find It” above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF V, PubCo or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between CF V, PubCo and the Company. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CF V’s, the Company’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF V, PubCo and the Company. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CF V’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by CF V’s stockholders, the satisfaction of the minimum trust account amount following any redemptions by CF V’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the inability to complete the PIPE Investment, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) risks that the transaction disrupts current plans and operations of the Company, (vii) changes in the competitive and highly regulated industries in which the Company operates, variations in operating performance across competitors and changes in laws and regulations affecting the Company’s business, (viii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, (ix) the risk of downturns in the commercial launch services, satellite and spacecraft industry, (x) the outcome of any legal proceedings that may be instituted against the Company, PubCo or CF V related to the Merger Agreement or the transaction, (xi) volatility in the price of CF V’s or any successor entity’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xiii) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so, (xiv) the risk that the Company may never achieve or sustain profitability, (xv) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s products and services, (xix) the risk that the Company is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq, NYSE or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF V’s Registration Statement on Form S-1, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by CF V, PubCo and/or or any successor entity of the transaction from time to time with the SEC (including CF V’s quarterly filings). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and CF V, PubCo and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CF V, PubCo or the Company give any assurance that any of CF V, PubCo or the Company will achieve its expectations.

Contacts:

CF Acquisition Corp. V

Karen Laureano-Rikardsen

KLRikardsen@cantor.com